EXHIBIT 2

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: January 9, 2026

Great Dane Ventures, LLC

/s/ Matt Meeker
Name: Matt Meeker
Title: Authorized Signatory

Matt Meeker

/s/ Matt Meeker

RRE Leaders Fund, L.P.

By: RRE Leaders GP, LLC

/s/ William D. Porteous
Name: William D. Porteous
Title: General Partner and COO

RRE Leaders GP, LLC

/s/ William D. Porteous
Name: William D. Porteous
Title: General Partner and COO

RRE Ventures V, L.P.

By: RRE Ventures GP V, LLC

/s/ William D. Porteous
Name: William D. Porteous
Title: General Partner and COO

RRE Ventures GP V, LLC

/s/ William D. Porteous
Name: William D. Porteous
Title: General Partner and COO

James D. Robinson IV

/s/ James D. Robinson IV

Stuart J. Ellman

/s/ Stuart J. Ellman

William D. Porteous

/s/ William D. Porteous

Resolute I, L.P.

By: Resolute GP I, LLC

/s/ Michael Hirshland
Name: Michael Hirshland
Title: Managing Director

Resolute GP I, LLC

/s/ Michael Hirshland
Name: Michael Hirshland
Title: Managing Director

Resolute BB SPV, LLC

By: Resolute GP II, LLC

/s/ Michael Hirshland
Name: Michael Hirshland
Title: Managing Director

Resolute BB II SPV, LLC

By: Resolute GP II, LLC

/s/ Michael Hirshland
Name: Michael Hirshland
Title: Managing Director

Resolute GP II, LLC

/s/ Michael Hirshland
Name: Michael Hirshland
Title: Manager

Michael Hirshland

/s/ Michael Hirshland

Raanan Bar-Cohen

/s/ Raanan Bar-Cohen

Founders Circle Capital II Opportunities Fund, L.P.

By: Founders Circle Management II Opportunities, LLC

/s/ Ken Loveless
Name: Ken Loveless
Title: Managing Member

Founders Circle Management II Opportunities, LLC

/s/ Ken Loveless
Name: Ken Loveless
Title: Managing Member

Founders Circle Capital II, L.P.

By: Founders Circle Management II, LLC

/s/ Ken Loveless
Name: Ken Loveless
Title: Managing Member

Founders Circle Capital II Affiliates Fund, L.P.

By: Founders Circle Management II, LLC

/s/ Ken Loveless
Name: Ken Loveless
Title: Managing Member

Founders Circle Management II, LLC

/s/ Ken Loveless
Name: Ken Loveless
Title: Managing Member

Michael Jung

/s/ Michael Jung

Ken Loveless

/s/ Ken Loveless

Ironbound Partners Fund, LLC

/s/ Jonathan J. Ledecky
Name: Jonathan J. Ledecky
Title: Managing Member

Jonathan J. Ledecky

/s/ Jonathan J. Ledecky